SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 15, 2000

(Date of earliest event reported)

Commission File No.:   333-62671-01

First Union National Bank-Chase Manhattan Bank
Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 1999-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2178384     52-2178389
52-7000342     52-2178388
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On September 15, 2000 a distribution was made to holders of First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 1999-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1999-C2, relating to the
               September 15, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 First Union National Bank-Chase Manhattan Bank
                            Commercial Mortgage Trust
                                 Series 1999-C2


              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: September 15, 2000

                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)    Monthly report distributed to holders of Commercial Mortgage
             Trust, Series 1999-C2, relating to the September 15, 2000 distribution